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                                                              EX-99.906CERT MAIL

                        FORM OF SECTION 906 CERTIFICATION

David P. Marks, President, and Mary E. Hoffmann, Treasurer, of MEMBERS Mutual Funds (the "Registrant"), to the best of their knowledge, each certify that:

1. The Registrant's periodic report on Form N-CSR for the period ended October 31, 2006 (the "Form N-CSR") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

PRESIDENT                               TREASURER


/s/ David P. Marks                      /s/ Mary E. Hoffmann
-------------------------------------   ----------------------------------------
David P. Marks                          Mary E. Hoffmann

Date: 12/19/06                          Date: 12/19/06